UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2012

Great Lakes Dredge & Dock Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-33225	20-5336063
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2122 York Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	— Results of Operations and Financial Condition

On May 1, 2012 Great Lakes Dredge & Dock Corporation issued an earnings release announcing its financial results for the three months ended March 31, 2012, and announcing a conference call and webcast to be held at 9:00 a.m. (C.D.T.) on Tuesday, May 1, 2012 to discuss these results. This release corrects a typographical error in the Full Year Adjusted EBITDA Guidance Reconciliation to Net Income to present a range of Estimated Net Income attributable to Great Lakes Dredge & Dock Corporation of $18,920 to $23,225 and a range of Estimated Income Taxes of $11,845 to $14,540. No change has been made to the Adjusted EBITDA Guidance provided in the original release and no change has been made to 2012 First Quarter Operating Results. A copy of the earnings release correcting and replacing the earnings release dated May 1, 2012 is furnished as Exhibit 99.1 and incorporated herein by reference. Except as set forth above, no other changes have been made to the earnings release dated May 1, 2012.

The information in this Form 8-K/A and Exhibit 99.1 are furnished pursuant to Item 2.02 of this Form 8-K/A and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	— Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is furnished herewith:

99.1	Earnings Release of Great Lakes Dredge & Dock Corporation dated May 1, 2012 announcing financial results for the three months ended March 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION

/s/ Bruce J. Biemeck
Date: May 2, 2012	Bruce J. Biemeck
President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Earnings Release of Great Lakes Dredge & Dock Corporation dated May 1, 2012 announcing financial results for the three months ended March 31, 2012.

4